Filed under Rules 497(e) and 497(k)
Registration No. 033-52742

SunAmerica Series Trust

SA American Funds® Global Growth Portfolio

(the “Portfolio”)

Supplement dated August 10, 2026

to the Portfolio’s Summary Prospectus and Prospectus dated

May 1, 2026, as supplemented and amended to date

Effective immediately, the section of the Summary Prospectus entitled “Investment Adviser – Portfolio Managers” is replaced with the following:

Name and Title	Portfolio Manager of the Portfolio Since
Patrice Collette
Partner - Capital World Investors	2015
Roz Hongsaranagon
Partner - Capital World Investors	2026
Barbara Burtin
Partner - Capital World Investors	2025
Mathews Cherian
Partner - Capital World Investors	2026
Jason B. Smith
Partner - Capital World Investors	2024

In the section of the Prospectus entitled “Management,” under the heading “Portfolio Management of the Master Funds,” the 4th paragraph under “Master Global Growth Fund Team Members” is deleted in its entirety and replaced with the following:

Roz Hongsaranagon is an equity portfolio manager for Capital Research and Management Company. Ms. Hongsaranagon has been an investment professional for 23 years, all with Capital Research and Management Company or its affiliates, and serves as an equity portfolio manager for: Global Growth Fund — 1 year.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SCSP-86704C-GG1 (8/26)